UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2013

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

SPL Credit Facilities and Common Terms Agreement

On May 28, 2013, Sabine Pass Liquefaction, LLC (“SPL”), a wholly owned subsidiary of Cheniere Energy Partners, L.P. (the “Partnership”), entered into four credit facilities totaling $5.9 billion, including the Term Loan A Credit Agreement, the KEXIM Direct Agreement, the KEXIM Covered Agreement, the KSURE Covered Agreement and the Common Terms Agreement, each as defined and described below under Item 2.03, which descriptions are incorporated herein by reference.

CTPL Credit Agreement

On May 28, 2013, Cheniere Creole Trail Pipeline, L.P. (“CTPL”), a wholly owned subsidiary of the Partnership, entered into the CTPL Credit Agreement for $400 million, as defined and described below under Item 2.03, which descriptions are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 28, 2013, wholly owned subsidiaries of the Company completed the sale to the Partnership of 100% of the equity interests in Cheniere Pipeline GP Interests, LLC, which owns the general partner interest in CTPL, and the limited partner interest in CTPL pursuant to that certain Amended and Restated Purchase and Sale Agreement, dated as of August 9, 2012, by and among Cheniere Pipeline Company, Grand Cheniere Pipeline, LLC, the Partnership and the Company. The Partnership paid $480 million in cash consideration for the equity interests and reimbursed Grand Cheniere Pipeline, LLC approximately $8.3 million for certain expenditures incurred prior to the closing date.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

SPL Credit Facilities

On May 28, 2013, SPL closed four credit facilities aggregating approximately $5.9 billion (collectively, the “SPL Credit Facilities”):

(i)	an approximately $4.4 billion senior secured credit facility and entered into an Amended and Restated Credit Agreement (Term Loan A) with Société Générale, as the Commercial Banks Facility Agent (the “Term Loan A Agent”) and the common security trustee (the “Trustee”), and the lenders from time to time party thereto (the “Term Loan A Credit Agreement”) and an Amended and Restated Common Terms Agreement with the representatives and agents parties thereto from time to time and the Trustee (the “Common Terms Agreement”),

(ii)	a $420 million senior secured credit facility and entered into a KEXIM Direct Facility Agreement with KEB NY Financial Corp., as the agent (the “KEXIM Agent”), the Trustee and The Export-Import Bank of Korea (“KEXIM”), a governmental financial institution of the Republic of Korea (the “KEXIM Direct Agreement”),

(iii)	a $330 million senior secured credit facility and entered into a KEXIM Covered Facility Agreement with the KEXIM Agent, the Trustee and KEXIM (the “KEXIM Covered Agreement”), and

(iv)	a $750 million senior secured credit facility and entered into a KSURE Covered Facility Agreement with The Korea Development Bank, New York Branch, as the agent, the Trustee and the lenders from time to time party thereto (the “KSURE Covered Agreement”).

The SPL Credit Facilities will be used to fund a portion of the costs of developing, constructing and placing into operation the first four LNG trains of the liquefaction facilities adjacent to the Sabine Pass LNG terminal in Cameron Parish, Louisiana, each with a nominal production capacity of at least 182.5 million MMBtu per year, and facilities and services incidental thereto (the “SPL Project”).

Conditions Precedent to Advances

A true-up advance in the amount of $100,000,000 will be made after satisfaction of conditions precedent, including notice to Korea Gas Corporation and GAIL (India) Limited of the fulfillment of conditions precedent under their LNG sale and purchase agreements with SPL; delivery of executed promissory notes to the lenders; and delivery of interest rate protection agreements hedging at least 60% of SPL’s floating rate debt exposure.

Advances under the SPL Credit Facilities are also subject to customary conditions precedent, including the absence of defaults, bring-down of certain representations and warranties, effectiveness of governmental approvals, certifications as to construction progress and evidence of funding adequate to complete the SPL Project. The amount of each advance requested under the SPL Credit Facilities may not exceed the difference between the SPL Project costs expected to be incurred within the 60 days following the requested advance and the amount of funds then on hand in the SPL Project’s construction reserve account.

Interest and Fees

Loans under the SPL Credit Facilities (the “SPL Loans”) will bear interest at a variable rate per annum equal to LIBOR or the base rate (determined by reference to the applicable agent’s prime rate), plus the applicable margin. The applicable margins for SPL Loans prior to, and after, the SPL Project completion date range from 2.3% to 3.0% and 2.3% to 3.25%, respectively, depending on the SPL Credit Facility, and the applicable margins for base rate SPL Loans prior to, and after, the SPL Project completion date are 2.0% and 2.25%, respectively. Interest on LIBOR SPL Loans is due and payable at the end of each LIBOR period, and interest on base rate SPL Loans is due and payable at the end of each calendar quarter. In addition, SPL will pay 100 bps for insurance/guarantee premiums on any drawn amounts under the covered tranches.

The SPL Credit Facilities require SPL to pay certain upfront fees to the agents and lenders under the SPL Credit Facilities in the aggregate amount of approximately $144 million. Each of the SPL Credit Facilities provides for a commitment fee calculated at a rate per annum equal to 40% of the applicable margin for LIBOR SPL Loans, multiplied by the average daily amount of the undrawn commitment. Annual administrative fees must also be paid to the agents under the SPL Credit Facilities and the Trustee.

Repayments

The SPL Credit Facilities will mature on the earlier of May 28, 2020 or the second anniversary of the SPL Project completion date. SPL Loans under the SPL Credit Facilities may be refinanced, in whole or in part, at any time without premium or penalty, except for interest hedging and interest rate breakage costs. The principal of SPL Loans made under the SPL Credit Facilities must be repaid in quarterly installments, commencing with the last day of the full calendar quarter after the SPL Project completion date. Scheduled amortization will be based upon an 18-year amortization, with a balloon payment due upon the maturity of the SPL Credit Facilities. The SPL Credit Facilities provide for mandatory repayments under customary circumstances, including mandatory repayments with the proceeds of asset sales that are not used to purchase replacement assets, and mandatory repayments with the proceeds of certain settlements and insurance payments and condemnation awards that are not used to restore the SPL Project.

Covenants

The SPL Credit Facilities contain affirmative and negative covenants, subject to exceptions, including customary covenants that restrict SPL’s ability to incur additional indebtedness or liens, engage in asset sales, enter into hedging arrangements, modify or enter into certain material agreements related to the SPL Project and engage in transactions with affiliates. The SPL Credit Facilities also include covenants that:

•	require SPL to maintain interest rate protection agreements with respect to at least 75% of its floating rate senior secured debt;

•	restrict SPL’s ability to enter into certain change orders under the EPC contracts entered into with Bechtel Oil, Gas and Chemicals, Inc. (“Bechtel”);

•	restrict SPL’s ability to enter into gas purchase contracts with firm receipt obligations for gas volumes in excess of the amount required to meet its obligations under its LNG sales contracts;

•

restrict SPL’s ability to make equity distributions prior to completion of the second train at the SPL Project, and require that certain criteria be satisfied in order to make such equity distributions, including completing construction of two liquefaction trains, reserving sufficient funds to complete construction of the third liquefaction train, funding a debt service reserve account equal to six months of debt service and achieving a projected debt service coverage ratio of at least 1.50x for the 12 month period commencing on the first quarterly date on which SPL is required to pay the principal of the SPL Loans; and

•

require that commencing with the first calendar quarter ending at least three months after the SPL Project completion date, SPL must maintain a minimum debt service coverage ratio of at least 1.15x, provided that if SPL’s debt service coverage ratio as of the end of any such quarter is less than 1.15x but greater than 1.00x, SPL may cure the deficiency by obtaining additional cash in the form of equity or subordinated indebtedness although such right may not be exercised for more than two consecutive quarters or more than four times over the term of the SPL Credit Facilities.

Additional Indebtedness

SPL may incur additional senior secured or unsecured indebtedness of up to $1.2 billion which is used solely for working capital purposes, including the issuance of letters of credit. SPL may also incur additional indebtedness to refinance or replace existing indebtedness, so long as, among other requirements, SPL’s debt to equity ratio after giving effect to such replacement debt would not exceed 75:25 and the specified projected debt service coverage ratios are satisfied. The SPL Credit Facilities do not allow SPL to incur additional indebtedness in connection with the development of additional liquefaction trains unless SPL has obtained the consent of all lenders.

Events of Default

The SPL Credit Facilities include customary events of default which are subject to customary grace periods and materiality standards, including, among others:

•	nonpayment of any amounts payable under the SPL Credit Facilities when due;

•	any representation or warranty made in connection with the SPL Credit Facilities being incorrect in any material respect when made or deemed made;

•	cross-acceleration to other indebtedness of SPL and to indebtedness of Sabine Pass LNG, L.P. in excess of $50 million;

•	certain defaults or other impairments of material agreements relating to the SPL Project;

•	the failure of the Partnership to hold or control, directly or indirectly, at least 67% (or, following the SPL Project completion date, more than 50%) of the ownership interests in SPL;

•

the Partnership permits Blackstone CQP Holdco LP or its assignees to transfer their Class B Units in the Partnership in violation of the Investors’ Registration and Rights Agreement, dated as of July 31, 2012 or consents to the modification of certain transfer restrictions set forth in such agreement;

•	after the second advance under the SPL Credit Facilities, the impairment of governmental approvals relating to the SPL Project that could reasonably be expected to have a material adverse effect; and

•	SPL’s failure to complete the SPL Project within the specified time frame, or the date of first commercial delivery under SPL’s LNG sales contracts fails to occur before the specified deadlines.

Collateral

The SPL Loans, along with all of SPL’s obligations under the interest rate protection agreements entered into in connection with the SPL Loans (collectively, the “SPL Secured Obligations”) are secured by a first priority lien (subject to customary permitted encumbrances) in substantially all of the assets of SPL, other than certain assets that will be conveyed to Sabine Pass LNG, L.P. at a later date. In addition, the SPL Secured Obligations are secured by a pledge of all of the membership interests in SPL. SPL is also required to establish and maintain certain deposit accounts which are subject to the control of the Trustee. The SPL Loan proceeds and other receipts will be deposited into these accounts, and they will hold the various reserve accounts required by the SPL Credit Facilities. The liens securing the SPL Secured Obligations are evidenced by customary mortgage and other security documents. The liens securing the SPL Loans and the other pari passu secured indebtedness permitted under the SPL Credit Facilities are subject to customary intercreditor arrangements.

The foregoing descriptions of the Term Loan A Credit Agreement, the KEXIM Direct Agreement, the KEXIM Covered Agreement, the KSURE Covered Agreement and the Common Terms Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this report and incorporated herein by reference.

CTPL Credit Agreement

On May 28, 2013, CTPL entered into a $400 million term loan credit facility (“CTPL Credit Facility”) pursuant to a Credit Agreement with Morgan Stanley Senior Funding, Inc., as the administrative agent (the “CTPL Administrative Agent”), The Bank of New York Mellon, as the collateral agent (the “CTPL Collateral Agent”), The Bank of New York Mellon, as depositary bank (the “CTPL Depositary Bank”), and the lenders from time to time party thereto (the “CTPL Credit Agreement”). The CTPL Credit Facility will be used to fund capital expenditures on the 94-mile pipeline in Louisiana that interconnects the Sabine Pass LNG facility with interstate pipelines (the “CTPL Project”) and for general business purposes.

Interest and Fees

Loans under the CTPL Credit Facility (the “CTPL Loans”) will bear interest, at CTPL’s election, at a variable rate per annum equal to LIBOR or the base rate (determined by reference to the CTPL Administrative Agent’s prime rate), plus the applicable margin. The applicable margin for LIBOR CTPL Loans is 3.25%, and the applicable margin for base rate CTPL Loans is 2.25%, with each increasing by 0.5% on January 1, 2017. Interest on LIBOR CTPL Loans is due and payable at the end of each LIBOR period, and interest on base rate CTPL Loans is due and payable at the end of each calendar quarter.

In connection with the CTPL Credit Facility, CTPL will pay certain upfront fees to the lenders in the aggregate amount of approximately $8 million. CTPL is also required to pay annual fees to the agents.

Repayments

The CTPL Credit Facility will mature on May 28, 2017. CTPL Loans under the CTPL Credit Facility may be refinanced, in whole or in part, at any time without premium or penalty, except, if applicable, for interest hedging and interest rate breakage costs. The principal of CTPL Loans must be repaid at maturity. The CTPL Credit Facility provides for mandatory repayments under customary circumstances, including mandatory repayments with the proceeds of asset sales that are not used to purchase replacement assets, mandatory repayments with the proceeds from the issuance of indebtedness, and mandatory repayments with the proceeds of certain settlements and insurance payments and condemnation awards that are not used to restore the CTPL Project.

Covenants

The CTPL Credit Facility contains affirmative and negative covenants, subject to exceptions, including customary covenants that restrict CTPL’s ability to incur additional indebtedness or liens, engage in asset sales, modify or enter into certain material agreements related to the CTPL Project and engage in transactions with affiliates. The CTPL Credit Facility does not include any financial covenants.

Events of Default

The CTPL Credit Facility includes customary events of default which are subject to customary grace periods and materiality standards, including, among others:

•	nonpayment of any amounts payable under the CTPL Credit Facility when due;

•	any representation or warranty made in connection with the CTPL Credit Facility being incorrect in any material respect when made or deemed made;

•	default to other indebtedness of CTPL;

•	certain defaults or other impairments of material agreements relating to the CTPL Project;

•

the failure of the Partnership to hold or control, directly or indirectly, at least 67% (or, following the SPL Project completion date for the first LNG liquefaction train, more than 50%) of the ownership interests in CTPL; and

•	the impairment of governmental approvals relating to the CTPL Project that could reasonably be expected to have a material adverse effect.

Collateral

The CTPL Loans, along with CTPL’s obligations under any interest rate protection agreement entered into with any lender or any affiliate of a lender in connection with the CTPL Loans (collectively, the “CTPL Secured Obligations”), are secured by a first priority lien (subject to customary permitted encumbrances) in substantially all of the personal property of CTPL. In addition, the CTPL Secured Obligations are secured by a pledge of all of the general partner and limited partner interests in CTPL. CTPL is also required to establish and maintain certain deposit accounts which are subject to the control of the CTPL Collateral Agent. The liens securing the CTPL Secured Obligations are evidenced by customary security documents.

Guaranty

The Partnership has provided a guarantee of (i) the CTPL Secured Obligations if the maturity of the CTPL Loans is accelerated following the termination by SPL of a transportation precedent agreement in limited circumstances and (ii) the obligations of Cheniere Energy Investments, LLC, a wholly owned subsidiary of the Partnership, in connection with its obligations under an equity contribution agreement (A) to pay operating expenses of CTPL until CTPL receives revenues under a service agreement with SPL and (B) to fund interest payments on the CTPL Loans after the funds in an interest reserve account have been exhausted.

The foregoing descriptions of the CTPL Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the agreement, which is filed as Exhibit 10.6 to this report and incorporated herein by reference.

Item 8.01	Other Events.

Notice to Proceed

On May 28, 2013, SPL issued a notice to proceed to Bechtel under the engineering, procurement and construction contract to commence construction of the third and fourth liquefaction trains of its liquefaction project.

Press Release

On May 29, 2013, the Partnership issued a press release announcing that it had closed on the transactions described in this report. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference. Information included on the Partnership’s website is not incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description

10.1*	Amended and Restated Credit Agreement (Term Loan A), dated as of May 28, 2013, among Sabine Pass Liquefaction, LLC, as borrower, Société Générale, as the commercial banks facility agent and common security trustee, and the lenders from time to time party thereto (incorporated by reference to Exhibit 10.1 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 1-33366), filed on May 29, 2013).

10.2*	KEXIM Direct Facility Agreement, dated as of May 28, 2013, among Sabine Pass Liquefaction, LLC, as borrower, KEB NY Financial Corp., as the KEXIM Facility Agent, Société Générale, as the common security trustee, and The Export-Import Bank of Korea (incorporated by reference to Exhibit 10.2 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 1-33366), filed on May 29, 2013).

10.3*	KEXIM Covered Facility Agreement, dated as of May 28, 2013, among Sabine Pass Liquefaction, LLC, as borrower, KEB NY Financial Corp., as the KEXIM Facility Agent, Société Générale, as the common security trustee, The Export-Import Bank of Korea and the other lenders from time to time party thereto (incorporated by reference to Exhibit 10.3 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 1-33366), filed on May 29, 2013).

10.4*	KSURE Covered Facility Agreement, dated as of May 28, 2013, among Sabine Pass Liquefaction, LLC, as borrower, The Korea Development Bank, New York Branch, as the KSURE Covered Facility Agent, Société Générale, as the common security trustee, and the lenders from time to time party thereto (incorporated by reference to Exhibit 10.4 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 1-33366), filed on May 29, 2013).

10.5*	Amended and Restated Common Terms Agreement, dated as of May 28, 2013, among Sabine Pass Liquefaction, LLC, as borrower, the Secured Debt Holder Group Representatives, Secured Hedge Representatives and Secured Gas Hedge Representatives from time to time party thereto, and Société Générale, as the common security trustee and intercreditor agent (incorporated by reference to Exhibit 10.5 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 1-33366), filed on May 29, 2013).

10.6*	Credit Agreement, dated as of May 28, 2013, among Cheniere Creole Trail Pipeline, L.P., as borrower, the lenders party thereto from time to time, Morgan Stanley Senior Funding, Inc., as administrative agent, The Bank of New York Mellon, as collateral agent, and The Bank of New York Mellon, as depositary bank (incorporated by reference to Exhibit 10.6 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 1-33366), filed on May 29, 2013).

99.1*	Press Release, dated May 29, 2013 (incorporated by reference to Exhibit 99.1 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 1-33366), filed on May 29, 2013).

*	Incorporated by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: May 29, 2013

	By:	/s/ Meg A. Gentle
	Name:	Meg A. Gentle
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Amended and Restated Credit Agreement (Term Loan A), dated as of May 28, 2013, among Sabine Pass Liquefaction, LLC, as borrower, Société Générale, as the commercial banks facility agent and common security trustee, and the lenders from time to time party thereto (incorporated by reference to Exhibit 10.1 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 1-33366), filed on May 29, 2013).

10.2*	KEXIM Direct Facility Agreement, dated as of May 28, 2013, among Sabine Pass Liquefaction, LLC, as borrower, KEB NY Financial Corp., as the KEXIM Facility Agent, Société Générale, as the common security trustee, and The Export-Import Bank of Korea (incorporated by reference to Exhibit 10.2 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 1-33366), filed on May 29, 2013).

10.3*	KEXIM Covered Facility Agreement, dated as of May 28, 2013, among Sabine Pass Liquefaction, LLC, as borrower, KEB NY Financial Corp., as the KEXIM Facility Agent, Société Générale, as the common security trustee, The Export-Import Bank of Korea and the other lenders from time to time party thereto (incorporated by reference to Exhibit 10.3 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 1-33366), filed on May 29, 2013).

10.4*	KSURE Covered Facility Agreement, dated as of May 28, 2013, among Sabine Pass Liquefaction, LLC, as borrower, The Korea Development Bank, New York Branch, as the KSURE Covered Facility Agent, Société Générale, as the common security trustee, and the lenders from time to time party thereto (incorporated by reference to Exhibit 10.4 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 1-33366), filed on May 29, 2013).

10.5*	Amended and Restated Common Terms Agreement, dated as of May 28, 2013, among Sabine Pass Liquefaction, LLC, as borrower, the Secured Debt Holder Group Representatives, Secured Hedge Representatives and Secured Gas Hedge Representatives from time to time party thereto, and Société Générale, as the common security trustee, and intercreditor agent (incorporated by reference to Exhibit 10.5 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 1-33366), filed on May 29, 2013).

10.6*	Credit Agreement, dated as of May 28, 2013, among Cheniere Creole Trail Pipeline, L.P., as borrower, the lenders party thereto from time to time, Morgan Stanley Senior Funding, Inc., as administrative agent, The Bank of New York Mellon, as collateral agent, and The Bank of New York Mellon, as depositary bank (incorporated by reference to Exhibit 10.6 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 1-33366), filed on May 29, 2013).

99.1*	Press Release, dated May 29, 2013 (incorporated by reference to Exhibit 99.1 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 1-33366), filed on May 29, 2013).

*	Incorporated by reference